UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 28, 2012 (December 26, 2012)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On December 27, 2012, SL Green Realty Corp. (the “Company”) settled its previously announced cash tender offer (the “Tender Offer”) to purchase any and all of the outstanding 5.875% Notes due 2014 (the “5.875% Notes”) and a principal amount of the outstanding 6.000% Notes due 2016 (the “6.000% Notes,” and together with the 5.875% Notes, the “Notes”) equal to the difference between the aggregate principal amount of 5.875% Notes validly tendered and accepted for purchase and $100,000,000, in each case at a purchase price per $1,000 principal amount as set forth below.  The 5.875% Notes and the 6.000% Notes were issued by Reckson Operating Partnership, L.P. (“Reckson”), a wholly-owned subsidiary of the Company’s operating partnership, SL Green Operating Partnership, L.P. (“SL Green OP”).

The Tender Offer expired at 12:00 midnight, New York City time, on December 26, 2012 (the “Expiration Date”).  As of the Expiration Date, $42,372,000 aggregate principal amount of Notes were validly tendered and not withdrawn, consisting of $22,680,000 aggregate principal amount of the 5.875% Notes and $19,692,000 aggregate principal amount of the 6.000% Notes.  The Company accepted for purchase all of the validly tendered Notes on December 27, 2012 and paid total consideration of $46,638,729.00, which included the applicable Total Consideration (as defined below) per series of Notes plus accrued and unpaid interest payable on the Notes, to The Depository Trust Company (“DTC”).  DTC has allocated such funds to the holders entitled thereto.

The following table sets forth the aggregate principal amount of each series of Notes validly tendered as of the Expiration Date, the amount accepted for purchase and the amount outstanding after settlement of the Tender Offer:

CUSIP Number	Title of Security	Aggregate Principal Amount Outstanding	Aggregate Principal Amount Tendered	Aggregate Principal Amount Accepted for Purchase	Aggregate Principal Amount Outstanding After Settlement
75621LAH7	5.875% Notes due 2014	$98,578,000	$22,680,000	$22,680,000	$75,898,000
75621LAK0	6.000% Notes due 2016	$275,000,000	$19,692,000	$19,692,000	$255,308,000

All $42,372,000 aggregate principal amount of Notes that were tendered in the Tender Offer were validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on December 11, 2012, the early tender date for the Tender Offer.  As a result, holders of 5.875% and 6.000% Notes who validly tendered their Notes received the total consideration (the “Total Consideration”) of $1,065 and $1,110 per $1,000 principal amount of Notes, respectively, which in each case includes a $30 early tender premium.  In addition, the Company paid accrued and unpaid interest to, but not including, December 27, 2012.

The Company funded the repurchase of the Notes with a portion of the proceeds from the recent issuance by the Company, SL Green OP and Reckson of $200,000,000 aggregate principal amount of 4.50% Senior Notes due 2022.  J.P. Morgan Securities LLC and Wells Fargo Securities, LLC served as dealer managers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ James Mead
James Mead
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ James Mead
James Mead
Treasurer

Date: December 28, 2012